SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 25, 2002

THE EMPIRE DISTRICT ELECTRIC COMPANY (Exact name of registrant as specified in charter)
Kansas (State or other jurisdiction of incorporation)
1-3368 (Commission File Number)	44-0236370 (IRS Employer Identification Number)
602 Joplin Street, Joplin, Missouri (Address of principal executive offices)	64801 (Zip Code)

Registrant's telephone number, including area code:                      (417) 625-5100

Not applicable (Former name or former address, if changed since last report)

Item 9    Regulation FD Disclosure

        Attached hereto as Exhibit 99 is the Company's Quarterly Report for the 4th quarter of 2001.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

	By	/s/ D. W. GIBSON
		Name:	D. W. Gibson
		Title:	Vice President — Finance
Dated: February 25, 2002

Exhibit Index

Exhibit Number	Description
99	Quarterly Report for 4th quarter of 2001.